Exhibit 10.19.2

                                 AMENDMENT NO. 5
                              TO SUBLEASE AGREEMENT


     THIS AMENDMENT TO SUBLEASE AGREEMENT dated December 11, 1991, as amended ("Sublease") by and between AMERICAN CAST IRON PIPE COMPANY, a Georgia corporation ("Landlord") and L.B. FOSTER COMPANY, a Pennsylvania corporation ("Tenant") is made and entered into between Landlord and Tenant on and as of this the 24th day of April 2007 ("Amendment").

                                   WITNESSETH:
                                   -----------

     WHEREAS, Landlord and Tenant desire to further amend the Sublease which has heretofore been amended by Amendment No. 1 amending Exhibit "A" to the Sublease;, by Amendment No. 2 providing that the Commencement Date of the Sublease is April 1, 1992 and extending the term of the Sublease; by Amendment No. 3 providing for the construction of certain improvement on the "demised premises" and the payment of Supplemental Rent in connection therewith; and by Amendment No. 4 extending the term of the Sublease to July 31, 2007; and

     WHEREAS, Landlord and Tenant desire to further extend the term of the Sublease to July 31, 2017.

     NOW THEREFORE, in consideration of the premises and the mutual undertakings, covenants, promises and agreements herein contained and for other good and valuable consideration, receipt of which is acknowledged, Landlord and Tenant agree to further amend the Sublease as follows:

         1. ARTICLE 1. PREMISES AND TERM. Article 1 (Premises and Term) is hereby amended by changing and amending the second paragraph of Article 1 to read in its entirety as follows:
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                  TO HAVE AND TO HOLD the said demised premises, together with all and singular the improvements thereunto belonging or in any manner appertaining, unto Tenant for a term commencing on the Commencement Date set forth in Article 3 hereof, and continuing thereafter to and including July 31, 2017, subject, however, to earlier termination as provided elsewhere in this sublease.

         2. Except as otherwise provided herein, all defined terms in the Sublease are incorporated by reference into this Amendment.

         3. Except as amended hereby, all provisions of the Sublease shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed and affixed their respective seals to this instrument, being duly authorized in the premises, on the day and year first above written.

                                                     LANDLORD:

                                            American Cast Iron Pipe Company,
                                            a Georgia corporation

                                            By: /s/ J. M. O'Brien
                                                -----------------
                                            Its: V.P, Sales/Secretary
                                                 --------------------


                                            TENANT:

                                            L.B. Foster Company,
                                            a Pennsylvania corporation

                                            By: /s/ Stan L. Hasselbusch 4/26/07
                                                -------------------------------
                                            Its: President and CEO
                                                 -----------------